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                                                                   EXHIBIT 10.10

                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                                 (NEW POLICIES)
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                                                     ORIGINAL IN OH&S WILL VAULT

                     SPLIT DOLLAR LIFE INSURANCE AGREEMENT
                                 (NEW POLICIES)


         This Split Dollar Life Insurance Agreement is made as of July 20, 1998, by and between CROWLEY MARITIME CORPORATION, a Delaware corporation (the "Corporation") and THOMAS B. CROWLEY, JR., (its "Employee").


                                    RECITALS


         1. The Employee owns certain policies of insurance on the life of Molly Crowley (the "Insured"), as shown on the attached Schedule A (each such policy being referred to herein as the "Policy").

         2. The Corporation and the Employee desire to have an agreement outlining their respective obligations with respect to the Policy.

         3. The parties intend this Agreement to constitute a plan of split dollar life insurance under Revenue Rulings 64-328 and 66-110.

         NOW, THEREFORE, in consideration of the good and valuable consideration referred to herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


         1.   Ownership of the Policy.

              (a) The Employee is the sole owner of the Policy, and may exercise all incidents of ownership with respect thereto without the Corporation's consent, subject only to the limited rights given the Corporation under the terms of the limited collateral assignment provided for herein.

              (b) The Employee shall execute and deliver a limited collateral assignment to the Corporation as security for repayment of the amount due to the Corporation under this Agreement. However, the Corporation shall neither have nor exercise any rights as

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collateral assignee of the Policy that could in any way defeat or impair the
Employee's right to receive the cash surrender value or the death proceeds of the Policy in excess of the amount due to the Corporation hereunder. In no event shall the Corporation have the power to change the beneficiary, to surrender the Policy, to assign the Policy or revoke an assignment, to pledge the Policy for a loan, or to obtain from the insurer a loan against the surrender value of the Policy. All provisions of this Agreement and of such collateral assignment shall be construed so as to carry out such intention. A form of the Limited Collateral Assignment is attached hereto as Exhibit B.


         2.   Premium Payments.

              (a) The Corporation shall pay the entire premium on the Policy on or before the date said premium is due or the end of the grace period allowed for the payment of premiums.

              (b) Until this Agreement is terminated, the Employee shall pay to the Corporation each year an amount equal to the economic benefit to the Employee with respect to the Policy as determined under applicable Internal Revenue Service rulings.

         3. Termination Of This Agreement. This Agreement shall terminate upon the first to occur of any one of the following events (the "Termination Event"):

              (a) Upon surrender of the Policy by the Employee to the issuer of the Policy;

              (b) If the Employee fails to make any payment required pursuant to paragraph 2(b) of this Agreement within 60 days after notice from the Corporation of the amount due;

              (c) at the option of the Corporation if the Employee ceases to be employed by the Corporation; or


                                       2

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          (d) bankruptcy, insolvency or dissolution of the Corporation.

     4.   Rights Upon Termination. Upon the termination of this Agreement,

          (a) the obligations of the Corporation to pay the premiums on the Policy shall cease; and

          (b) within 30 days after the Termination Event, the Employee shall pay to the Corporation an amount equal to the lesser of (i) the Policy cash surrender value or (ii) the amounts paid by the Corporation pursuant to paragraph 2(a) of this Agreement (reduced by all payments made by the Employee under paragraph 2(b)).

     5. Rights Upon Death Of Insured. Unless this Agreement is sooner terminated as provided in this Agreement, within 30 days after the death of the Insured under the Policy, the Employee shall pay to the Corporation an amount equal to the amounts paid by the Corporation pursuant to paragraph 2(a) of this Agreement (reduced by all payments made by the Employee under paragraph 2(b)).

     6. Insurer Not A Party. The issuer of the Policy is not a party to this Agreement for any purpose, shall not be obligated to inquire into the distribution of any monies payable or paid by it under the Policy and shall be fully discharged from any and all liability under the terms of the Policy upon payment or other performances in accordance with the terms of the Policy.

     7. Governing Law. This Agreement shall be governed by the laws of the State of California.

     8. Entire Agreement. The Corporation and the Employee each warrant that no promise, inducement or agreement not contained or referred to in the Agreement has been made to it or to him in connection with this Agreement.

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     9. ERISA Provisions. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have the authority to control and manage the operation and administration of this Agreement. The policy for funding the obligations under this Agreement shall be the payment of premiums on the Policy.

     10. Binding Effect. This Agreement is binding upon and inures to the benefit of the Corporation and the Employee and their representatives, agents, servants, employees, heirs, successors, executors, administrators, attorneys, partners, insurers, stockholders, predecessors and assigns.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                             CROWLEY MARITIME CORPORATION



                                             By:    /s/ Thomas B. Crowley, Jr.
                                                 -------------------------------
                                                      Thomas B. Crowley, Jr.



                                             By:      /s/ William Pennella
                                                 -------------------------------
                                                         William Pennella
                                                            Exec. V.P.



                                             By:    /s/ Thomas B. Crowley, Jr.
                                                 -------------------------------
                                                      Thomas B. Crowley, Jr.
                                                            Employee

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                                   SCHEDULE A
                                   ----------
                      (Policies On Life Of Molly Crowley)


 Insurance Company           Policy Description/No.        Face Amount
 -----------------           ----------------------        -----------

John Hancock Mutual              Variable Life
 Life Insurance Co.              No. 50,607,001            $10,000,000

John Hancock Mutual              Variable Life
 Life Insurance Co.              No. 50,607,002            $10,000,000

John Hancock Mutual              Variable Life
 Life Insurance Co.              No. 50,607,003             $5,000,000

   Pacific Life                  Variable Life
   Insurance Co.                 No. VP60672500             $5,000,000

   Pacific Life                  Variable Life
   Insurance Co.                 No. VP60672510            $10,000,000

   Pacific Life                  Universal Life
   Insurance Co.                 No. 1A23S1223-0           $10,000,000



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                                   SCHEDULE B

                         LIMITED COLLATERAL ASSIGNMENT
                         -----------------------------

     This Limited Collateral Assignment is made by Thomas B. Crowley, Jr., as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. _________, issued by ______________ (the "Insurer") in the face amount of _________ (the "Policy"), upon the life of Molly Crowley, on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor and the Assignee, dated as of July 20, 1998.

     2. This limited collateral assignment includes no incidents of ownership in the Policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or his nominee.

     3. The Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to effect an exchange of the Policy, the power to surrender or cancel the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the Insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement, the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.


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         5.  Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

         This Limited Collateral Assignment is entered into on __________, 1998.


                                       ASSIGNOR

                                       /s/ THOMAS B. CROWLEY, JR.
                                       -----------------------------
                                           Thomas B. Crowley, Jr.




                                       ASSIGNEE



                                       CROWLEY MARITIME CORPORATION


                                       BY: /s/ THOMAS B. CROWLEY, JR.
                                           ---------------------------
                                           Thomas B. Crowley, Jr.


                                       BY: /s/ WILLIAM PENNELLA
                                           ---------------------------
                                           William Pennella
                                           Exec. V.P.





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                         LIMITED COLLATERAL ASSIGNMENT
                            (JOHN HANCOCK POLICIES)
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                                                     ORIGINAL IN OH&S WILL VAULT

                         LIMITED COLLATERAL ASSIGNMENT
                            (JOHN HANCOCK POLICIES)

     This Limited Collateral Assignment is made by Thomas B. Crowley, Jr., as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. 50,607,001 in the face amount of $10,000,000, Policy No. 50,607,002 in the face amount of $10,000,000, and Policy No. 50,607,003 in the face amount of $5,000,000, issued by John Hancock Mutual Life Life Insurance Company (the "Insurer"), upon the life of Molly M. Crowley (each such policy being referred to herein as the "Policy"), on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor and the Assignee, dated as of July 20, 1998.

     2. This limited collateral assignment includes no incidents of ownership in the Policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or his nominee.

     3. The Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to surrender or cancel the Policy, the power to effect an exchange of the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the Insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement, the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.


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     5.   Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

     This Limited Collateral Assignment is entered into on July 20, 1998.


                                        ASSIGNOR


                                        /s/ THOMAS B. CROWLEY, JR.
                                        --------------------------
                                            Thomas B. Crowley, Jr.


                                        ASSIGNEE


                                        CROWLEY MARITIME CORPORATION


                                        By: /s/ THOMAS B. CROWLEY, JR.
                                            --------------------------
                                            Thomas B. Crowley, Jr.


                                        By: /s/ WILLIAM PENNELLA
                                            --------------------------
                                            William Pennella
                                            Exec. V.P.

                                                     ORIGINAL IN OH&S WILL VAULT

                         LIMITED COLLATERAL ASSIGNMENT
                            (PACIFIC LIFE POLICIES)

     This Limited Collateral Assignment is made by Thomas B. Crowley, Jr., as Assignor, to Crowley Maritime Corporation, a Delaware Corporation, as Assignee.

     FOR VALUE RECEIVED, the Assignor hereby collaterally assigns to the Assignee Policy No. VP60672500 in the face amount of $5,000,000, Policy No. VP60672510 in the face amount of $10,000,000, and Policy No. 1A2351223-0 in the face amount of $10,000,000, issued by Pacific Life Insurance Company (the "Insurer"), upon the life of Molly M. Crowley (each such policy being referred to herein as the "Policy"), on the following terms:

     1. The sole purpose of this limited collateral assignment is to secure the Assignee's right to receive the amount due to it under that certain Split Dollar Life Insurance Agreement between the Assignor and the Assignee, dated as of July 20, 1998.

     2. This limited collateral assignment includes no incidents of ownership in the Policy, and the Assignee's interest in the Policy is not assignable to anyone other than the undersigned or his nominee.

     3. The Assignor retains all incidents of ownership in the Policy, including, without limitation, the power to change the beneficiary, the power to surrender or cancel the Policy, the power to effect an exchange of the Policy, the power to assign the Policy or revoke an assignment, and the power to pledge the Policy for a loan or to obtain from the Insurer a loan against the surrender value of the Policy.

     4. The Insurer is hereby authorized to recognize the Assignee's rights hereunder without investigating the Assignee's rights under the Split Dollar Life Insurance Agreement; the signature of the Assignee shall be sufficient for the exercise of any rights under the Policy and the receipt of the Assignee for any sums received by it shall be a full discharge and release to the Insurer.

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     5.   Upon full payment to the Assignee of the amount due to the Assignee under the Split Dollar Life Insurance Agreement, the Assignee shall execute all documents required by the Insurer or the Assignor to release this Limited Collateral Assignment.

     This Limited Collateral Assignment is entered into on July 20, 1998.


                                        ASSIGNOR


                                        /s/ THOMAS B. CROWLEY, JR.
                                        --------------------------
                                            Thomas B. Crowley, Jr.


                                        ASSIGNEE


                                        CROWLEY MARITIME CORPORATION


                                        By: /s/ THOMAS B. CROWLEY, JR.
                                            --------------------------
                                            Thomas B. Crowley, Jr.


                                        By: /s/ WILLIAM PENNELLA
                                            --------------------------
                                            William Pennella
                                            Exec. V.P.